UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☒	Preliminary Proxy Statement.

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials.

☐	Soliciting Material Pursuant to §240.14a-12

TORTOISE TAX-ADVANTAGED SOCIAL INFRASTRUCTURE FUND, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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	(2)	Form, Schedule or Registration Statement No.:
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TORTOISE TAX-ADVANTAGED SOCIAL INFRASTRUCTURE FUND, INC.

11550 Ash Street, Suite 300

Leawood, Kansas 66211

[    ], 2019

Dear Fellow Stockholder:

You are cordially invited to attend the special meeting of stockholders Tortoise Tax-Advantaged Social Infrastructure Fund, Inc. (the “Company” or “TSIFX”) on [    ], [    ], 2019 at 10:00 a.m., Central Time, at 11550 Ash Street, Suite 300, Leawood, Kansas 66211 (the “Meeting”).

At the Meeting, you will be asked to approve an amendment to a fundamental investment restriction of the Company. Tortoise Credit Strategies, LLC, the investment adviser to the Company, believes that this amendment will enhance the Company’s ability to pursue its investment strategies. Pursuant to our Bylaws and Maryland law, only the matters set forth in the notice of the Meeting may be brought before the Meeting or any postponement or adjournment thereof.

Enclosed with this letter are answers to questions you may have about the proposal, the formal notice of the Meeting, the Company’s proxy statement, which gives detailed information about the proposal and why the Company’s Board of Directors recommends that you vote “FOR” the proposal, and a proxy card for you to sign and return. If you have any questions about the enclosed proxy or need any assistance in voting your shares or authorizing a proxy to vote your shares, please call 1-866-362-9331.

Your vote is important. Please authorize a proxy to vote your shares via the internet or by telephone, or complete, sign and date the enclosed proxy card and mail it in the postage-paid envelope included in this package.

Sincerely,

P. Bradley Adams
Chief Executive Officer, Principal Financial Officer and Treasurer of TSIFX

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TORTOISE TAX-ADVANTAGED SOCIAL INFRASTRUCTURE FUND, INC.

ANSWERS TO SOME IMPORTANT QUESTIONS

Q.        WHAT AM I BEING ASKED TO VOTE “FOR” ON THIS PROXY?

A.        This proxy contains a proposal for the Tortoise Tax-Advantaged Social Infrastructure Fund, Inc. (the “Company” or “TSIFX”) to amend a fundamental investment restriction of the Company.

Q.        WHAT IS A FUNDAMENTAL INVESTMENT RESTRICTION?

A.        The Company is subject to certain investment restrictions that are considered “fundamental” because they may be changed only with stockholder approval. There are generally eight fundamental investment restrictions that every fund is required to have under the Investment Company Act of 1940, as amended (the “1940 Act”) — industry concentration, diversification, borrowing money, underwriting securities of other issuers, purchasing or selling real estate or commodities, making loans and the issuance of senior securities. Fundamental investment restrictions can be amended only by the approval of the holders of a majority of shares of the outstanding common stock. A “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares outstanding are present or represented by proxy or (ii) more than 50% of the shares outstanding, whichever of (i) or (ii) is less. The Company’s current fundamental investment restrictions are set forth in the Company’s registration statement in the Statement of Additional Information (the “SAI”).

The Company is proposing to amend its fundamental investment restriction regarding industry concentration. If approved by the Company’s stockholders, the amended investment restriction will become effective when the Company’s SAI is revised or supplemented to reflect the amendment. Assuming the proposed amendment is approved at the special meeting of stockholders (the “Meeting”), the Company expects to file a revision or supplement to the SAI on or about [    ], 2019. If a proposed amendment is not approved by the Company’s stockholders, the current investment restriction will remain in effect.

Q.        WHAT WILL BE THE EFFECT OF THE AMENDMENT TO THE COMPANY’S CURRENT FUNDAMENTAL INVESTMENT RESTRICTION?

A.        As further outlined below, the Company’s current fundamental investment restriction provides that the Company may only invest 25% of its net assets in any one industry. The proposed amendment would provide the Company with additional flexibility to invest in education projects and healthcare projects beyond the 25% limitation. By amending this fundamental investment restriction to allow the Company to concentrate its investments in education projects and healthcare projects, the Company can better pursue its stated investment objective by investing at least 80% of its total assets in the social infrastructure sector.

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Current Fundamental Investment Restriction

The Company may not concentrate (invest 25% or more of our total assets) our investments in any particular industry or group of industries (securities issued or guaranteed by the U.S. government or its agencies or instrumentalities and tax-exempt securities of governments or their political subdivisions will not be considered to represent an industry).

Proposed Fundamental Investment Restriction

The Company may not concentrate (invest 25% or more of our total assets) our investments in any particular industry or group of industries (securities issued or guaranteed by the U.S. government or its agencies or instrumentalities and tax-exempt securities of governments or their political subdivisions will not be considered to represent an industry), except that the Company will concentrate its total assets in securities of issuers in the education industry and healthcare industry.

For purposes of the above restriction, the education industry is comprised of securities issued in connection with PreK-12 (including traditional district public schools, charter public schools, private schools, religiously affiliated schools, early education schools, special needs schools, and student housing), post-secondary (public colleges and universities, job training institutions, vocational and technical schools), community/junior colleges, small private colleges and universities, and/or student housing associated with any PreK-12 or post-secondary. The healthcare industry is comprised of securities issued in connection with senior care and housing, hospitals/medical care providers (including rehab, psychiatric, substance-abuse, and behavioral healthcare) and long-term care facilities (including the entire continuum from independent living to assisted living to skilled nursing, palliative care and hospice).

Q.         WHAT ARE THE RISKS ASSOCIATED WITH AMENDING A FUNDAMENTAL INVESTMENT RESTRICTION?

A.        If the amendment to the Company’s fundamental investment restriction is adopted, the Company may be subject to additional risks associated with the concentration of investments. The Company’s investments in securities in a certain industry may be adversely affected by political, economic and regulatory developments within that industry. Adverse conditions in an industry significant to a local economy could have a correspondingly adverse effect on the financial condition of local issuers. Because the Company will concentrate in the education industry and healthcare industry, if the proposal is approved, the ability of issuers in the industry to receive governmental assistance may be diminished during general economic downturns including in respect of potential reductions of support from governmental entities. Other factors that could affect the Company’s

2

securities include a change in the local, state, or national economy, demographic factors, ecological or environmental concerns, statutory limitations on an issuer’s ability to increase taxes, and other developments generally affecting the revenue of issuers (for example, legislation or court decisions reducing state aid to local governments or mandating additional services).

Q.        HOW DOES THE BOARD OF DIRECTORS RECOMMEND THAT I VOTE?

A.        The Board of Directors of the Company unanimously recommends that you vote “FOR” the proposed amendment to the Company’s fundamental investment restriction.

Q.        HOW CAN I VOTE?

A.        Voting is quick and easy. You may authorize a proxy to vote your shares via the internet, by telephone (in either case, as directed by the instructions on the proxy), or by simply completing and signing the enclosed proxy, and mailing it in the postage-paid envelope included in this package. You may also vote in person if you are able to attend the Meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the Meeting, you must obtain from the record holder a “legal proxy” issued in your name. Even if you plan to attend the Meeting, we urge you to authorize a proxy to vote your shares as soon as possible. That will ensure your vote is counted should your plans change.

This information summarizes information that is included in more detail in the Proxy Statement. We urge you to read the

entire Proxy Statement carefully.

If you have questions, call 1-866-362-9331.

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NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To the Stockholders of:	Tortoise Tax-Advantaged Social Infrastructure Fund, Inc.

NOTICE IS HEREBY GIVEN that the Special Meeting of Stockholders of Tortoise Tax-Advantaged Social Infrastructure Fund, Inc., a Maryland corporation (the “Company” or “TSIFX”), will be held on [    ], [    ], 2019 at 10:00 a.m. Central Time at 11550 Ash Street, Suite 300, Leawood, Kansas 66211 (the “Meeting”) for the following purpose:

1.	To consider and vote upon an amendment to the fundamental investment restriction of the Company.

Pursuant to the Company’s Bylaws and Maryland law, only the matters set forth in this notice of the Meeting maybe brought before the Meeting or any postponement or adjournment thereof. The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

Stockholders of record as of the close of business on [    ], 2019 are entitled to notice of and to vote at the Meeting (or any postponement or adjournment of the Meeting).

By Order of the Board of Directors of the Company,

Diane M. Bono

Secretary

[    ], 2019

Leawood, Kansas

All stockholders are cordially invited to attend the Meeting in person. Whether or not you expect to attend the Meeting, please authorize a proxy to vote your shares via the internet, by telephone or by completing, dating, signing and returning the enclosed proxy card as promptly as possible in order to ensure your representation at the Meeting. If you choose to authorize a proxy to vote your shares using the enclosed proxy, a return envelope (which postage is prepaid if mailed in the United States) is enclosed for that purpose. Even if you have properly authorized a proxy, you may still vote in person if you attend the Meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the Meeting, you must obtain from the record holder a “legal proxy” issued in your name. Obtaining a legal proxy may take several days.

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TORTOISE TAX-ADVANTAGED SOCIAL INFRASTRUCTURE FUND, INC.

11550 Ash Street, Suite 300

Leawood, Kansas 66211

1-866-362-9331

PROXY STATEMENT FOR A

SPECIAL MEETING OF STOCKHOLDERS

[    ], 2019

This proxy statement is being sent to you by the Board of Directors of Tortoise Tax-Advantaged Social Infrastructure Fund, Inc. (the “Company” or “TSIFX”), a Maryland corporation. The Board of Directors of the Company is asking you to complete and return the enclosed proxy, permitting your shares of the Company to be voted at the special meeting of stockholders called to be held on [    ], 2019 (the “Meeting”). The Board of Directors of the Company has fixed the close of business on [    ], 2019 as the record date (the “record date”) for the determination of stockholders entitled to notice of and to vote at the Meeting and at any postponement or adjournment thereof as set forth in this proxy statement. This proxy statement and the enclosed proxy are first being mailed to stockholders on or about [    ], 2019.

The Company’s annual report can be accessed through its link on the interval fund section of its investment adviser’s website (www.tortoiseadvisors.com) or on the Securities and Exchange Commission’s (“SEC”) website (www.sec.gov).

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be Held on [    ], 2019: This proxy statement is available on the internet at http://intervalfunds.tortoiseadvisors.com/. On this site, you will be able to access the proxy statement for the special meeting and any amendments or supplements to the foregoing material required to be furnished to stockholders.

This proxy statement sets forth the information that the Company’s stockholders should know in order to evaluate the following proposal. The following table presents a summary of the proposal for the Company and the class of stockholders of the Company being solicited with respect to the proposal.

Proposal	Class of Stockholders of the Company Entitled to Vote
To amend a fundamental investment restriction of the Company.	Common Stockholders, voting as a single class

Pursuant to the Company’s Bylaws and Maryland law, only the matters included in the notice of the Meeting and set forth above may be brought before the Meeting or any postponement or adjournment thereof.

PROPOSAL

APPROVAL OF AMENDMENT OF FUNDAMENTAL

INVESTMENT RESTRICTION

Under the Investment Company Act of 1940, as amended (“1940 Act”), a fund’s policy regarding concentration of investments in the securities of companies in any particular industry must be fundamental. While the 1940 Act does not define what constitutes “concentration” in an industry, the U.S. Securities and Exchange Commission (“SEC”) staff takes the position that a fund “concentrates” its investments if it invests more than 25% of its “net” assets (exclusive of certain items such as cash, U.S. government securities, and certain tax-exempt securities) in any particular industry. A fund is not permitted to concentrate its investments in any particular industry unless it discloses its intention to do so, and the SEC staff generally takes the position that a fund may not reserve the right to concentrate its investments in the future.

The Company has adopted a fundamental investment restriction that the Company will not concentrate its investments in the securities of companies operating in any one industry, which is set forth in the Company’s current prospectus, and which may be changed only with stockholder approval. The Company’s current fundamental investment restriction with respect to industry concentration is outlined below, along with the proposed amendment.

Current Fundamental Investment Restriction

The Company may not concentrate (invest 25% or more of our total assets) our investments in any particular industry or group of industries (securities issued or guaranteed by the U.S. government or its agencies or instrumentalities and tax-exempt securities of governments or their political subdivisions will not be considered to represent an industry).

Proposed Fundamental Investment Restriction

The Company may not concentrate (invest 25% or more of our total assets) our investments in any particular industry or group of industries (securities issued or guaranteed by the U.S. government or its agencies or instrumentalities and tax-exempt securities of governments or their political subdivisions will not be considered to represent an industry), except that the Company will concentrate its total assets in securities of issuers in the education industry and healthcare industry.

For purposes of the above restriction, the education industry is comprised of securities issued in connection with PreK-12 (including traditional district public schools, charter public schools, private schools, religiously affiliated schools, early education schools, special needs schools, and student housing), post-secondary (public colleges and universities, job training institutions, vocational and technical schools), community/junior colleges, small private colleges and universities, and/or student housing associated with any PreK-12 or post-secondary. The healthcare industry is comprised of securities issued in connection with senior care and housing, hospitals/medical care providers (including rehab, psychiatric, substance-abuse, and behavioral healthcare) and long-term care facilities (including the entire continuum from independent living to assisted living to skilled nursing, palliative care and hospice). The Company believes that amending the Company’s fundamental investment restriction with respect to industry concentration is important to the Company’s ability to pursue its investment strategies. The Company seeks to achieve its investment objective by investing at least 80% of its total assets in the social infrastructure sector. As part of its 80% policy, the Company anticipates investing more than 25% of its total assets in projects in the education industry and healthcare industry.

If the amendment to the Company’s fundamental investment restriction is adopted, the Company may be subject to additional risks associated with the concentration of investments. The Company’s investments in securities in a certain industry may be adversely affected by political, economic and regulatory developments within that industry. Adverse conditions in an industry significant to a local economy could have a correspondingly adverse effect on the financial condition of local issuers. Because the Company will concentrate in the education and healthcare industries, if the proposal is approved, the ability of issuers in the industries to receive governmental assistance may be diminished during general economic downturns including in respect of potential reductions of support from governmental entities. Other factors that could affect the Company’s securities include a change in the local, state, or national economy, demographic factors, ecological or environmental concerns, statutory limitations on an issuer’s ability to increase taxes, and other developments generally affecting the revenue of issuers (for example, legislation or court decisions reducing state aid to local governments or mandating additional services).

The Board, including all of the directors who are not “interested persons” of the Company (as defined in the 1940 Act), unanimously approved by written consent on [    ], 2019 the amendment of the Company’s fundamental investment restriction as noted above. The Board further recommended that stockholders of the Company approve this proposal.

Assuming the proposed amendment is approved at the Meeting, the Company expects to file a revision or supplement to its statement of additional information on or about [    ], 2019. If the proposed amendment is not approved by the Company’s stockholders, the current investment restriction will remain in effect.

Vote Required

The affirmative vote of a “majority of the outstanding voting securities” of the Company is required for approval of Proposal One. For this purpose, a “majority of the outstanding voting securities” means the affirmative vote of the lesser of (i) more than 50% of the outstanding shares of stock of the Company on the record date or (ii) 67% or more of the shares of stock of the Company present at the Meeting if more than 50% of the outstanding shares of stock issued, outstanding and entitled to vote are present in person or by proxy at the Meeting. Each share of common stock is entitled to one vote on Proposal One. Abstentions and broker non-votes, if any, will have the effect of a vote against Proposal One, although they will be considered present for purpose of determining the presence of a quorum.

BOARD RECOMMENDATION

The Board of Directors of the Company unanimously recommends that the common stockholders of the Company vote “FOR” the approval of the amendment of the fundamental investment restriction.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Company’s Audit and Valuation Committee selected Ernst & Young LLP (“E&Y”) as the independent registered public accounting firm to audit the books and records of the Company for its fiscal year ending September 30, 2019. E&Y is registered with the Public Company Accounting Oversight Board.

SECURITY OWNERSHIP OF MANAGEMENT AND

CERTAIN BENEFICIAL OWNERS1

At February 28, 2019, each director beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (“Exchange Act”)) shares of the Company overseen by such director in the Family of Investment Companies having values within the indicated dollar ranges. Other than the Family of Investment Companies, none of the Company’s directors who are not interested persons of the Company, nor any of their immediate family members, has ever been a director, officer or employee of the Adviser or its affiliates.

Director	TSIFX
Interested Directors
Gary Henson	Over $100,000
Independent Directors
Conrad S. Ciccotello	None
Allen R. Strain	None
John G. Woolway	None

Director	Aggregate Dollar Range of Holdings in Companies Overseen by Director in Family of Investment Companies (1)
Interested Directors
Gary Henson	Over $100,000
Independent Directors
Conrad S. Ciccotello	Over $100,000
Allen R. Strain	None
John G. Woolway	None

(1)

The Family of Investment Companies includes the Company and Tortoise Energy Infrastructure Corporation, Tortoise Power and Energy Infrastructure Fund, Inc., Tortoise Midstream Energy Fund, Inc., Tortoise Pipeline & Energy Fund, Inc., and Tortoise Energy Independence Fund, Inc. Amounts based on the price of the common shares of each fund in the Family of Investment Companies on February 28, 2019.

At February 28, 2019, each director, each officer and the directors and officers as a group, beneficially owned (as determined pursuant to Rule 13d-3 under the Exchange Act) the following number of shares of common stock of the Company (or percentage of outstanding shares). Unless otherwise indicated each individual has sole investment and voting power with respect to the shares listed.

TSIFX Common Shares
Interested Directors
Gary Henson	25,057
Independent Directors
Conrad S. Ciccotello	None
Allen R. Strain	None
John G. Woolway	None

% of Outstanding TSIFX Common Shares
Independent Directors
Conrad S. Ciccotello	*
Allen R. Strain	*
John G. Woolway	*
Interested Directors and Officers
P. Bradley Adams	*
Gary Henson	*
P. Bradley Adams	*
Jeremy Goff	*
Shobana Gopal	*
Diane Bono	*
Directors and Officers as a Group	*

*	Indicates less than 1%.

The table below indicates the persons known to the Company to own 5% or more of its common stock as of February 28, 2019.

Name and Address	Number of TSIFX Common Shares		Percent of Class
Bicknell Family Holding Company, LLC	3,503,002	*	32.2%
Martin Christopher Bicknell
5700 W 112th Street, Suite 500
Overland Park, KS 66211

*

Filed Schedule 13D jointly. Based on information in a Schedule 13D filing on September 21, 2018, Bicknell Family Holding Company, LLC individually owns 3,002,503 shares of common stock representing 65.3% of the outstanding shares of common stock. Martin Christopher Bicknell individually owns 500,499 shares of common stock representing 10.9% of the outstanding shares of common stock.

INVESTMENT ADVISER

Tortoise Credit Strategies, LLC is the Company’s Adviser. The Adviser’s address is 11550 Ash Street, Suite 300, Leawood, Kansas 66211. As of February 28, 2019, the Adviser had approximately $3.4 billion of client assets under management.

MORE INFORMATION ABOUT THE MEETING

Stockholders. At the record date, the Company had the following number of shares issued and outstanding:

	Common Shares	Preferred Shares
TSIFX	[ ]	N/A

How Proxies Will Be Exercised. All proxies solicited by the Board of Directors of the Company that are properly executed and received prior to the Meeting, and that are not revoked, will be exercised at the Meeting. Shares represented by those proxies will be voted in accordance with the instructions marked on the proxy. If no instructions are specified, shares will be voted FOR the proposal described in this proxy statement.

How to Authorize a Proxy To Vote. You may authorize a proxy to vote your shares by simply completing and signing the enclosed proxy card, and mailing it in the postage-paid envelope included in this package. You may also vote in person if you are able to attend the Meeting.

Expenses and Solicitation of Proxies. The expenses of preparing, printing and mailing the enclosed proxy card, the accompanying notice and this proxy statement and all other costs, in connection with the solicitation of proxies, will be borne by the Company. The Company may also reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of shares of the Company. In order to obtain the necessary quorum for the Company at the Meeting, additional solicitation may be made by mail, telephone, telegraph, facsimile or personal interview by representatives of the Company, the Adviser, the Company’s transfer agent or by brokers or their representatives. The Company will not pay any representatives of the Company or the Adviser any additional compensation for their efforts to supplement proxy solicitation.

Revoking a Proxy. At any time before it has been exercised, you may revoke your proxy by: (1) sending a letter stating that you are revoking your proxy to the Secretary of the Company at the Company’s offices located at 11550 Ash Street,

Suite 300, Leawood, Kansas 66211; (2) properly executing and sending a later-dated proxy; or (3) attending the Meeting, revoking any previously delivered proxy, and voting in person. Attendance at the Meeting will not, by itself, revoke a duly executed proxy.

Quorum. The presence, in person or by proxy, of holders of shares entitled to cast a majority of the votes entitled to be cast (without regard to class) constitutes a quorum. For purposes of determining the presence or absence of a quorum, shares present at the meeting that are not voted, or abstentions, and broker non-votes (which occur when a broker has not received directions from customers and does not have discretionary authority to vote the customers’ shares) will be treated as shares that are present at the Meeting but have not been voted.

If a quorum is not present in person or by proxy at the meeting, the chairman of the Meeting has the power to adjourn the Meeting to a date not more than 120 days after the original record date without notice other than announcement at the Meeting.

Conduct and Adjournment. Maryland law and the Company’s bylaws provide that the Chairman of the Meeting may prescribe such rules, regulations and procedures and take such action as, in the discretion of such Chairman, are appropriate for the proper conduct of the Meeting. This may include, without limitation, recessing or adjourning the Meeting to a later date and time and place announced at the Meeting, including for the purpose of soliciting additional proxies if there are insufficient votes at the time of the Meeting to approve any proposal, without notice other than announcement at the Meeting.

Availability of Annual Report of TSIFX. The Company will furnish without charge upon written request a copy of its annual report. Each request must include a good faith representation that, as of the record date, the person making such request was a beneficial owner of the Company’s common shares entitled to vote at the special meeting of stockholders. Such written request should be directed to the Company’s Secretary at 11550 Ash Street, Suite 300, Leawood, Kansas 66211, (866) 362-9331.

ADMINISTRATOR

The Company has entered into an administration agreement with U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, whose principal business address is 615 E. Michigan Street, Milwaukee, Wisconsin 53202.

STOCKHOLDER COMMUNICATIONS

Stockholders are able to send communications to the Board of Directors of the Company. Communications should be addressed to the Secretary of the Company at its principal offices at 11550 Ash Street, Suite 300, Leawood, Kansas 66211. The Secretary will forward any communications received directly to the Board of Directors or particular director, as applicable.

CODE OF ETHICS

The Company has adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes personal trading procedures for employees designated as access persons and which is available through the Company’s link on its investment adviser’s website (www.tortoiseadvisors.com).

By Order of the Board of Directors

Diane M. Bono
Secretary

EVERY STOCKHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: [ ] or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call [ ] Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Stockholder Meeting 11550 Ash Street, Suite 300 Leawood, KS 66211 on [ ]

Please detach at perforation before mailing.

TORTOISE TAX-ADVANTAGED SOCIAL INFRASTRUCTURE FUND, INC. PROXY
SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON [ ], 2019

THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS. The undersigned holder of common shares of Tortoise Tax-Advantaged Social Infrastructure Fund, Inc. appoints [                    ], or either of them, each with power of substitution, to vote all shares that the undersigned is entitled to vote at the special meeting of stockholders of Tortoise Tax-Advantaged Social Infrastructure Fund, Inc. to be held on [                    ], 2019, at [    ] a.m. Central Time, and at any adjournments thereof, as set forth on the reverse side of this card, and in their discretion upon any other business that may properly come before the meeting.

VOTE VIA THE INTERNET: VOTE VIA THE TELEPHONE:

Change of Address – Please print new address below.

	YES	NO
I plan to attend the Special Meeting.	☐	☐

PLEASE MARK, SIGN, DATE ON THE REVERSE SIDE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

EVERY STOCKHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Special Stockholders Meeting to Be Held on [    ], 2019.

The Proxy Statement for this meeting is available at:

[                                 ]

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

This proxy, when properly executed, will be voted in the manner directed herein and, absent direction, will be voted “FOR” the proposal.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS Example:  ☒                                                                                      +

A	Proposal
		FOR	AGAINST	ABSTAIN
	The Board of Directors recommends a vote “FOR” the proposal below.	☐	☐	☐

1.	Amendment to the fundamental investment restriction of the Company.

B	Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

Note:

Please sign exactly as your name(s) appear(s) on this proxy card, and date it When shares are held jointly, each holder should sign When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /